UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20546

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LITHIUM EXPLORATION GROUP, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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LITHIUM EXPLORATION GROUP, INC.
3200 N. Hayden Road, Suite 235
Scottsdale, AZ 85251

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 14, 2014, at 10:00 AM (Pacific Daylight Time)

NOTICE IS HEREBY GIVEN that Lithium Exploration Group, Inc., a Nevada corporation, will hold a Special meeting of stockholders on Tuesday, October 14, 2014, at 10:00 AM (PDT/local time) at 400 - 570 Granville Street, Vancouver, British Columbia V6C 3P1 (the "Meeting"). The Meeting is being held for the following purposes:

1.

to approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 500,000,000 shares of common stock, par value $0.001 to 2,000,000,000 shares of common stock, par value of $0.001 per share (the "Amendment");

2.	to approve a reverse stock split of our issued and outstanding shares on a basis up to 20 old shares for 1 new share (the "Reverse Stock Split"); and

3.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on September 8, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated September 24, 2014.

By Order of the Board of Directors,

/s/ Alexander Walsh
Alexander Walsh
President and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

LITHIUM EXPLORATION GROUP, INC.
3200 N. Hayden Road, Suite 235
Scottsdale, AZ 85251

Proxy Statement for the Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Special Meeting of Stockholders (the "Meeting") to be held on October 14, 2014 at 10:00 AM (PDT/local time) at 400 - 570 Granville Street, Vancouver, British Columbia, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about September 26, 2014 to all stockholders entitled to vote at the Meeting who have not consented to electronic delivery of materials. Stockholders entitled to vote at the Meeting who have consented to electronic delivery will instead receive materials electronically.

Unless the context requires otherwise, references to "we", "us" "our" and "our company" refer to Lithium Exploration Group, Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on September 8, 2014 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of September 8, 2014, the record date, there were 253,319,726 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is a majority of issued and outstanding entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, VStock Transfer, LLC, 77 Spruce Street, Suite 201, Cedarhurst NY 11516, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on September 8, 2014 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company. Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our Annual Meeting - the proxy must be returned to Broadridge well in advance of our Annual Meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our Annual Meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Annual Meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity. Beneficial stockholders who wish to attend at our Annual Meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our Annual Meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $8,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since June 30, 2013, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of September 8, 2014, we had a total of 253,319,726 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of September 8, 2014, certain information with respect to the beneficial ownership of our common and preferred stock by each stockholder known by us to be the beneficial owner of more than 5% of our common and preferred stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Alexander Walsh 320 E. Fairmont Dr. Tempe AZ 85282	10,719,020 Common Stock	4.23%
Brandon Colker 1655 N. California Blvd.#430 Walnut Creek, CA 94596	300,000 Common Stock	(2)
Jonathan Jazwinski P.O. box 142 Bagdad, AZ 86321	300,000 Common Stock	(2)
Bryan A. Kleinlein 3200 N Hayden Road, Suite 235 Scottsdale AZ 85251	385,920 Common Stock	(2)
Directors and Executive Officers as a Group	11,704,940 Common Stock	4.62%
Vista Capital Investments LLC(3)	18,113,654 Common Stock	7.15%
Black Mountain Equities, Inc.(4) 7924 Ivanhoe Ave., Suite #2, La Jolla, CA 92037	20,645,463 Common Stock	8.14%

(1)

Based on 253,319,726 shares of common stock issued and outstanding as of September 8, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	(Less than 1%)

(3)	David J. Clark has voting and dispositive control over securities held by Vista Capital Investments LLC.

(4)	Adam Baker has voting and dispositive control over securities held by Black Mountain Equities, Inc.

PROPOSAL NO. 1 - AMENDMENT TO OUR
CORPORATION'S ARTICLES – COMMON STOCK

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 500,000,000 shares of common stock, $0.001 par value. On August 8, 2014 our board of directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 2,000,000,000 shares, par value $0.001 per share:

Proposal No. 1 is solely to approve the Amendment to our Articles of Incorporation to increase our authorized common stock to 2,000,000,000, par value $0.001.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized common stock without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent stockholders.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock, that will result if Proposal No. 1 is approved.

Dissenters’ Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Articles will require the approval of stockholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 1 is accepted by the stockholders, the Articles of our company will be amended in substantially the same form as attached Schedule "A", with changes as may be required by the Nevada Secretary of States.

PROPOSAL NO. 2 - REVERSE STOCK SPLIT

General

Our board of directors has approved, and recommended that our stockholders approve, a proposal to permit our board of directors, in their sole discretion, to effect a reverse stock split of our issued and outstanding shares of common stock on a basis of up to twenty (20) old for one (1) new share.

If our stockholders approve the Reverse Stock Split, and our board of directors decides to implement it, the Reverse Stock Split will become effective upon approval of The Financial Industry Regulatory Authority ("FINRA").

Even if the stockholders approve the Reverse Stock Split, we may abandon or postpone the proposal if our board of directors determines that it is no longer in the best interests of our company and our stockholders. If the Reverse Stock Split is not implemented by our board of directors within 12 months of the annual meeting, the proposal will be deemed abandoned, without further effect. In that case, our board of directors may again seek stockholder approval at a future date if it deems a reverse stock split to be advisable at that time.

Action and Effect

On August 8, 2014 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, a consolidation of our current issued and outstanding common shares on the basis of 1 new common share for 20 old common shares. There will be no change to the authorized shares of our common stock as a result of any reverse stock split and any fractional shares will be rounded down.

We will obtain a new CUSIP number for the common stock at the time of the Reverse Stock Split. We must provide FINRA at least ten (10) calendar days advance notice of the effective date of a reverse stock split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934.

The purpose of the reverse stock split is to attempt to increase the per share trading value of our common stock and have fewer shares issued and outstanding to make us more attractive as a business combination target. However, in many cases, the market price of a company’s shares declines after a reverse stock split.

Effect on Shareholders

After the effective day of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. As of the Record Date, 253,319,726 shares of common stock were issued and outstanding. Without taking into account the issuance of any common stock to allow for fractional shares, based on the number of shares issued and outstanding and, for illustrative purposes only, we would have approximately 12,665,986 shares outstanding immediately following the completion of the Reverse Stock Split. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment will be adjusted accordingly. These adjustments may include adjustments to the number of shares of common stock that may be obtained upon exercise or conversion of the securities, the applicable exercise or purchase price as well as other adjustments.

The proposed Reverse Stock Split will affect all common stockholders uniformly and will not affect any shareholders’ percentage interest our common stock compared to other shareholders (except for shareholders losing one whole share for a fractional share interest).

Further, an effect of the existence of authorized but un-issued capital stock may be to enable our Board of Directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of our company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in our company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. We do not have any current plans, proposals, or arrangements to propose any amendments to the Articles of Incorporation or bylaws that would have a material anti-takeover effect.

We cannot predict the effect of any Reverse Stock Split upon the market price over an extended period and, in many cases the market value of a company’s common stock following a reverse split declines. We cannot assure you that the trading price of our common stock after the Reverse Stock Split will rise in inverse proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our common stock. The trading price of the common stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

Further, as a result of any consolidation, some stockholders may own less than 100 shares of the common stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares of common stock.

No fractional shares of post-reverse common stock will be issued to any shareholder. In lieu of any such fractional share interest, each holder of pre-reverse common stock who would otherwise be entitled to receive a fractional share of post-reverse common stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse common stock held by such holder.

We are not attempting to go "private" by the action of Reverse Stock Split. The actual number of shareholders shall remain the same, with no current shareholder having less than one share, after the effectiveness of a consolidation.

After giving effect to this proposal as well as the increase in authorized capital described in Proposal No. 2, our capital structure will be as follows:

Shares Authorized (if proposal #1 is approved)	2,000,000,000
Issued and Outstanding	12,665,986
Authorized and Reserved for Issuance	0
Authorized and Unreserved for Issuance	1,987,334,014

Tax Effect

The following discussion is a summary of the U.S. federal income tax consequences to a stockholder who exchanges shares pursuant to the reverse stock split. This discussion is for general information only and is not intended to be a complete description of all potential tax consequences to a particular stockholder. Nor does it describe state, local or foreign tax consequences. Any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on current provisions of the Code, Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. We have not sought nor will we seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

We will not recognize any gain or loss for tax purposes as a result of the reverse stock split. Furthermore, the reverse stock split will not result in the recognition of gain or loss to our common stockholders. The holding period for the shares of common stock each stockholder receives will include the holding period of the shares exchanged in the reverse stock split. The aggregate adjusted basis of the new shares of common stock will be equal to the aggregate adjusted basis of the old shares exchanged in the reverse stock split.

Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

NOTICE REGARDING ANNUAL MEETINGS OF THE SHAREHOLDERS Our Company has not historically held an annual meeting of the shareholders for the purpose of electing the Board of Directors or other business. We have not convened an annual meeting of the shareholders because, in the opinion of our management, we have not had adequate resources or administrative support during our development stage to host a comprehensive meeting. In our decision not to convene an annual meeting we have relied on the relevant provisions of our constating documents and of Nevada corporate law, which are summarized as follows:

  Article I (.01) of our Company`s bylaws provides that annual meetings of the shareholders of our Company shall be held during the first week of June of each and every year commencing in 2006. `Our Company`s articles of incorporation and bylaws are silent with respect to the consequences of not holding an annual meeting or election of the Directors, except for Article II (.05) of the bylaws which states that “the Board of Directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until his/her successor shall have been duly elected and qualified.” Our Company’s articles and bylaws are further subject to Chapter 78 (Private Corporations) of the Nevada Revised Statutes (NRS 78).

  NRS 78.330 (Directors: Elections; terms; classification; voting power) states, among other things, that “ [U]nless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified, or until the director resigns or is removed.” NRS 78.340 (Failure to hold election of directors on regular day does not dissolve corporation) further states that ”[If] the directors shall not be elected on the day designated for the purpose, the corporation shall not for that reason be dissolved; but every director shall continue to hold office and discharge the duties of a director until a successor has been elected. Finally, NRS 78.345 (Election of directors by order of court upon failure of regular election) states that “[If] any corporation fails to elect directors within 18 months after the last election of directors required by NRS 78.330, the district court has jurisdiction in equity, upon application of any one or more stockholders holding stock entitling them to exercise at least 15 percent of the voting power, to order the election of directors in the manner required by NRS 78.330.

In light of the applicable provisions of our Company’s bylaws and of NRS 78, and absent an order by the Nevada district court obtained pursuant to NRS 78.345, our management believes that there is no material adverse consequence resulting from our Company’s failure to hold a meeting. We do, however, intend to hold an annual meeting in the future when adequate resources are available to us. The capital alterations proposed to the shareholders at the forthcoming Meeting are in part intended to lay the groundwork for additional financing and the engagement of additional independent directors to be confirmed at an annual meeting of the shareholders.

By Order of the Board of Directors,

/s/ Alexander Walsh
Alexander Walsh
Director

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF
LITHIUM EXPLORATION GROUP, INC.
(the "Company")

TO BE HELD AT 400 - 570 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA
ON TUESDAY, OCTOBER 14, 2014 at 10:00 AM (PDT/local time)
(the "Meeting")

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Alexander Walsh, an officer of the Company, or failing this person, Robert L. Galletti, solicitor for the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

[   ]           Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 2:00 p.m., October 10, 2014 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Amendment to Articles – increase in authorized share capital	FOR	[ ]	AGAINST	[ ]

PROPOSAL 2: Reverse Stock Split	FOR	[ ]	AGAINST	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: ____________________________________     Signature: _______________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.              This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.              If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3.              A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.              A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)              appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)              appoint another proxyholder.

5.              The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of VStock Transfer, LLC., by mail in the enclosed business reply envelope, at any time up to and including 10:00 a.m.(Pacific time) on October 10, 2014, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

If there you have any questions please don’t hesitate to call us at (212)828-8436.

SCHEDULE A

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LITHIUM EXPLORATION GROUP, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The Capital Stock shall consist of 2,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 7-1-08